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Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties including Malls, Premium Outlets®, The Mills®, Community/Lifestyle Centers and International Properties. At December 31, 2012, we owned or had an interest in 329 properties comprising 243 million square feet in North America and Asia. Additionally, we have a 28.9% ownership interest in Klépierre, a publicly traded, Paris-based real estate company, which owns or has an interest in more than 260 shopping centers in 13 European countries.

        This package was prepared to provide operational and balance sheet information as of December 31, 2012, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate and currency risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, intensely competitive market environment in the retail industry, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations, Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP

Overview

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

First Quarter 2013	April 26, 2013
Second Quarter 2013	July 26, 2013
Third Quarter 2013	October 25, 2013

Stock Information

        The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2011 through December 31, 2012

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2011	60,858,134	293,856,250
Activity During the First Nine Months of 2012:
Issuance of Common Stock for Stock Option Exercises	—	712
Exchange of Operating Partnership Units for Common Stock	(6,893,165)	6,240,540
Redemption of Operating Partnership Units	(2,000,000)	—
Public Offering of Common Stock	—	9,137,500
Restricted Stock Awards and Long-Term Incentive Performance ("LTIP") Units Earned(3)	337,006	114,206

Number Outstanding at September 30, 2012	52,301,975	309,349,208

Activity During the Fourth Quarter of 2012:
Exchange of Operating Partnership Units for Common Stock	(554,756)	554,756
Restricted Stock Awards and Long-Term Incentive Performance ("LTIP") Units Earned(3)	—	(140)
Issuance of Operating Partnership Units in Exchange for Partnership Interests	205,335	—

Number Outstanding at December 31, 2012	51,952,554	309,903,824

Number of Operating Partnership Units and Company Common Shares at December 31, 2012		361,856,378

Details for Diluted Common Shares Outstanding(4):
Company Common Shares Outstanding at December 31, 2012		309,903,824
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(5)		1,054

Diluted Common Shares Outstanding at December 31, 2012(4)		309,904,878

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not exchangeable for common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock/Units Outstanding on page 56).

(3)
Represents restricted stock awards and earned LTIP units issued pursuant to the Operating Partnership's 1998 Stock Incentive Plan, net of forfeitures.

(4)
For Funds from Operations (FFO) purposes.

(5)
Based upon the weighted average stock price for the quarter ended December 31, 2012.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended December 31,			As of or for the Twelve Months Ended December 31,
	2012	2011		2012	2011
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$1,344,431	$1,171,337		$4,880,084	$4,306,432
Consolidated Net Income	$370,496	$441,931		$1,719,632	$1,245,900
Net Income Attributable to Common Stockholders	$315,383	$362,930		$1,431,159	$1,021,462
Basic Earnings per Common Share (EPS)	$1.01	$1.24		$4.72	$3.48
Diluted Earnings per Common Share (EPS)	$1.01	$1.24		$4.72	$3.48
FFO of the Operating Partnership	$827,442	$678,919		$2,884,915	$2,438,765
Basic FFO per Share (FFOPS)	$2.29	$1.91		$7.98	$6.89
Diluted FFO per Share (FFOPS)	$2.29	$1.91		$7.98	$6.89
Dividends/Distributions per Share	$1.10	$1.10	(1)	$4.10	$3.50	(1)

(1)
Includes a special common stock dividend of $0.20 per share.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
Unaudited
(In thousands, except as noted)

	As of December 31, 2012	As of December 31, 2011
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	51,952	60,858
Common Shares Outstanding at End of Period	309,904	293,856

Total Common Shares and Units Outstanding at End of Period	361,856	354,714

Weighted Average Limited Partnership Units Outstanding	58,186	60,522
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	303,137	293,504
Diluted—for purposes of EPS	303,138	293,573
Diluted—for purposes of FFOPS	303,138	293,573
Simon Group's Debt Information
Share of Consolidated Debt	$22,953,985	$18,175,083
Share of Joint Venture Debt	5,380,359	6,501,508

Share of Total Debt	$28,334,344	$24,676,591

Simon Group's Market Capitalization
Common Stock Price at End of Period	$158.09	$128.94
Common Equity Capitalization, including operating partnership units	$57,205,875	$45,736,873
Preferred Equity Capitalization, including operating partnership preferred units	81,387	78,120

Total Equity Market Capitalization	$57,287,262	$45,814,993

Total Capitalization—Including Simon Group's Share of Total Debt	$85,621,606	$70,491,584

        On the following pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

 SIMON PROPERTY GROUP

Pro-Rata Statement of Operations

(Unaudited)

	For the Three Months Ended December 31, 2012
						For the Three Months Ended December 31, 2011 Our Total Share
	Consolidated	Non- Controlling Interests(3)	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$808,533	$(8,771)	$799,762	$180,627	$980,389	$905,962
Overage rent	85,449	(227)	85,222	20,445	105,667	90,299
Tenant reimbursements	361,006	(4,700)	356,306	84,009	440,315	406,164
Management fees and other revenues	35,438	—	35,438	—	35,438	35,009
Other income	54,005	(350)	53,655	22,580	76,235	73,071

Total revenue	1,344,431	(14,048)	1,330,383	307,661	1,638,044	1,510,505

EXPENSES:
Property operating	116,619	(2,550)	114,069	53,103	167,172	169,766
Depreciation and amortization	350,353	(2,830)	347,523	92,816	440,339	373,142
Real estate taxes	108,094	(1,289)	106,805	21,116	127,921	117,433
Repairs and maintenance	37,306	(614)	36,692	9,146	45,838	42,902
Advertising and promotion	41,028	(473)	40,555	7,197	47,752	40,920
Provision for credit losses	7,538	(23)	7,515	884	8,399	4,667
Home and regional office costs	28,907	—	28,907	—	28,907	37,583
General and administrative	14,358	—	14,358	—	14,358	14,705
Marketable and non-marketable securities charges and realized gains, net	(6,426)	—	(6,426)	—	(6,426)	—
Other	32,056	(1,330)	30,726	18,152	48,878	59,415

Total operating expenses	729,833	(9,109)	720,724	202,414	923,138	860,533

OPERATING INCOME	614,598	(4,939)	609,659	105,247	714,906	649,972
Interest expense	(291,492)	2,847	(288,645)	(65,718)	(354,363)	(331,094)
Income and other taxes	(6,008)	—	(6,008)	—	(6,008)	(4,185)
Income from unconsolidated entities(1)	35,294	—	35,294	(39,529)	(4,235)	—
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	18,104	—	18,104	—	18,104	124,557

CONSOLIDATED NET INCOME	370,496	(2,092)	368,404	—	368,404	439,250
Net income attributable to noncontrolling interests	54,279	(2,092)	52,187	—	52,187 (4)	75,486
Preferred dividends	834	—	834	—	834	834

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$315,383	$—	$315,383	$—	$315,383	$362,930

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(2)
Consolidated Net Income			$370,496	$—	$370,496	$441,931
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			346,594	—	346,594	270,081
Simon's share of depreciation and amortization from unconsolidated entities, including Klépierre			—	134,692	134,692	98,009
Income from unconsolidated entities			(35,294)	35,294	—	—
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net			(18,104)	—	(18,104)	(124,557)
Net income attributable to noncontrolling interest holders in properties			(2,092)	—	(2,092)	(2,679)
Noncontrolling interests portion of depreciation and amortization			(2,831)	—	(2,831)	(2,553)
Preferred distributions and dividends			(1,313)	—	(1,313)	(1,313)

FFO of the Operating Partnership			$657,456	$169,986	$827,442	$678,919

Percentage of FFO of the Operating Partnership			79.46%	20.54%	100.00%	100.00%

(1)
Our Total Share of the remaining results from unconsolidated entities represents our share of net results related to our investment in Klépierre.

(2)
See pages 16-18 for additional reconciliations of non-GAAP financial measures.

(3)
Represents our venture partners' share of operations on consolidated properties.

(4)
Represents limited partners' interest in the Operating Partnership.

 SIMON PROPERTY GROUP

Pro-Rata Statement of Operations

(Unaudited)

	For the Twelve Months Ended December 31, 2012
						For the Twelve Months Ended December 31, 2011 Our Total Share
	Consolidated	Non- Controlling Interests(3)	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$3,015,866	$(30,843)	$2,985,023	$689,818	$3,674,841	$3,431,309
Overage rent	195,726	(444)	195,282	74,628	269,910	208,830
Tenant reimbursements	1,340,307	(17,811)	1,322,496	320,588	1,643,084	1,530,371
Management fees and other revenues	128,366	—	128,366	—	128,366	128,010
Other income	199,819	(1,443)	198,376	78,857	277,233	285,217

Total revenue	4,880,084	(50,541)	4,829,543	1,163,891	5,993,434	5,583,737

EXPENSES:
Property operating	469,755	(9,276)	460,479	204,197	664,676	682,728
Depreciation and amortization	1,257,569	(9,663)	1,247,906	342,831	1,590,737	1,441,928
Real estate taxes	419,267	(4,920)	414,347	84,106	498,453	460,419
Repairs and maintenance	116,168	(1,752)	114,416	30,445	144,861	146,612
Advertising and promotion	118,790	(1,348)	117,442	25,315	142,757	130,696
Provision for credit losses	12,809	(124)	12,685	613	13,298	11,176
Home and regional office costs	123,926	—	123,926	—	123,926	128,618
General and administrative	57,144	—	57,144	—	57,144	46,319
Marketable and non-marketable securities charges and realized gains, net	(6,426)	—	(6,426)	—	(6,426)	—
Other	90,482	(4,764)	85,718	68,508	154,226	187,972

Total operating expenses	2,659,484	(31,847)	2,627,637	756,015	3,383,652	3,236,468

OPERATING INCOME	2,220,600	(18,694)	2,201,906	407,876	2,609,782	2,347,269
Interest expense	(1,127,025)	10,174	(1,116,851)	(276,433)	(1,393,284)	(1,314,962)
Income and other taxes	(15,880)	—	(15,880)	—	(15,880)	(11,595)
Income from unconsolidated entities(1)	131,907	—	131,907	(131,443)	464	—
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	510,030	—	510,030	—	510,030	216,629

CONSOLIDATED NET INCOME	1,719,632	(8,520)	1,711,112	—	1,711,112	1,237,341
Net income attributable to noncontrolling interests	285,136	(8,520)	276,616	—	276,616 (4)	212,542
Preferred dividends	3,337	—	3,337	—	3,337	3,337

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,431,159	$—	$1,431,159	$—	$1,431,159	$1,021,462

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(2)
Consolidated Net Income			$1,719,632	$—	$1,719,632	$1,245,900
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			1,242,741	—	1,242,741	1,047,571
Simon's share of depreciation and amortization from unconsolidated entities, including Klépierre			—	456,011	456,011	384,367
Income from unconsolidated entities			(131,907)	131,907	—	—
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net			(510,030)	—	(510,030)	(216,629)
Net income attributable to noncontrolling interest holders in properties			(8,520)	—	(8,520)	(8,559)
Noncontrolling interests portion of depreciation and amortization			(9,667)	—	(9,667)	(8,633)
Preferred distributions and dividends			(5,252)	—	(5,252)	(5,252)

FFO of the Operating Partnership			$2,296,997	$587,918	$2,884,915	$2,438,765

Percentage of FFO of the Operating Partnership			79.62%	20.38%	100.00%	100.00%

(1)
Our Total Share of the remaining results from unconsolidated entities represents our share of net results related to our investment in Klépierre.

(2)
See pages 16-18 for additional reconciliations of non-GAAP financial measures.

(3)
Represents our venture partners' share of operations on consolidated properties.

(4)
Represents limited partners' interest in the Operating Partnership.

SIMON PROPERTY GROUP

Pro-Rata Balance Sheet

(Unaudited)

	As of December 31, 2012
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2011 Our Total Share
ASSETS:
Investment properties, at cost	$34,252,521	$(263,115)	$33,989,406	$8,916,454	$42,905,860	$38,581,379
Less—accumulated depreciation	9,068,388	(90,567)	8,977,821	2,208,374	11,186,195	10,326,794

	25,184,133	(172,548)	25,011,585	6,708,080	31,719,665	28,254,585
Cash and cash equivalents	1,184,518	(7,313)	1,177,205	272,056	1,449,261	1,148,034
Tenant receivables and accrued revenue, net	521,301	(4,473)	516,828	112,678	629,506	637,918
Investment in unconsolidated entities, at equity	2,108,966	—	2,108,966	(2,108,966)	—	—
Investment in Klépierre, at equity	2,016,954	—	2,016,954	—	2,016,954	—
Deferred costs and other assets	1,570,734	(11,041)	1,559,693	200,238	1,759,931	1,831,670
Notes receivable from related party	—	—	—	—	—	651,000

Total assets	$32,586,606	$(195,375)	$32,391,231	$5,184,086	$37,575,317	$32,523,207

LIABILITIES:
Mortgages and other indebtedness	$23,113,007	$(159,022)	$22,953,985	$5,380,359	$28,334,344	$24,676,591
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,374,172	(11,176)	1,362,996	302,372	1,665,368	1,401,332
Cash distributions and losses in partnerships and joint ventures, at equity	724,744	—	724,744	(724,744)	—	—
Other liabilities	303,588	(1,197)	302,391	226,099	528,490	621,377

Total liabilities	25,515,511	(171,395)	25,344,116	5,184,086	30,528,202	26,699,300

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	178,006	(24,857)	153,149	—	153,149	220,619
EQUITY:
Stockholders' equity
Capital Stock (850,000,000 total shares authorized, $.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	44,719	—	44,719	—	44,719	45,047
Common stock, $.0001 par value, 511,990,000 shares authorized, 313,658,419 and 297,725,698 issued, respectively	31	—	31	—	31	30
Class B common stock, $.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	9,175,724	—	9,175,724	—	9,175,724	8,103,133
Accumulated deficit	(3,083,190)	—	(3,083,190)	—	(3,083,190)	(3,251,740)
Accumulated other comprehensive loss	(90,900)	—	(90,900)	—	(90,900)	(94,263)
Common stock held in treasury at cost, 3,762,595 and 3,877,448 shares, respectively	(135,781)	—	(135,781)	—	(135,781)	(152,541)

Total stockholders' equity	5,910,603	—	5,910,603	—	5,910,603	4,649,666
Noncontrolling interests	982,486	877	983,363	—	983,363	953,622

Total equity	6,893,089	877	6,893,966	—	6,893,966	5,603,288

Total liabilities and equity	$32,586,606	$(195,375)	$32,391,231	$5,184,086	$37,575,317	$32,523,207

 SIMON PROPERTY GROUP
NOI Composition(1)
For the Twelve Months Ended December 31, 2012

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	14.5%
Texas	11.2%
California	11.0%
New York	6.8%
Massachusetts	6.6%
Pennsylvania	5.7%
Nevada	4.5%
Georgia	4.2%
Indiana	3.8%
New Jersey	3.7%

Top 10 Contributors by State	72.0%

NOI by Asset Type
Malls and Premium Outlets	81.8%
The Mills	7.5%
International	6.3%
Community/Lifestyle Centers	3.5%
Other Properties	0.9%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

 SIMON PROPERTY GROUP
Analysis of Other Income, Other Expense and Capitalized Interest
(In thousands)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2012	2011	2012	2011
Consolidated Properties
Other Income
Interest and Dividend Income	$4,481	$9,693	$24,545	$49,364
Lease Settlement Income	2,090	1,030	13,973	16,744
Gains on Land Sales	4,434	1,621	16,135	4,482
Other	43,000	36,901	145,166	124,997

Totals	$54,005	$49,245	$199,819	$195,587

Other Expense
Ground Rent	$11,549	$10,650	$43,377	$42,206
Professional Fees	17,544	15,210	33,221	31,945
Other	2,963	6,655	13,884	14,915

Totals	$32,056	$32,515	$90,482	$89,066

	For the Twelve Months Ended December 31,
	2012	2011
Capitalized Interest
Interest Capitalized during the Period:
Simon Group's Share of Consolidated Properties	$21,042	$5,712
Simon Group's Share of Joint Venture Properties	$718	$699

SIMON PROPERTY GROUP

Reconciliation of Non-GAAP Financial Measures

As of December 31, 2012

(in thousands, except as noted)

        This report contains measures of financial or operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"), including funds from operations ("FFO"), diluted FFO per share, net operating income ("NOI"), and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

        The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities.

        Reconciliations of each of the non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the following tables.

Reconciliation of Consolidated Net Income to FFO(1)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2012	2011	2012	2011
Consolidated Net Income(2)	$370,496	$441,931	$1,719,632	$1,245,900
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties	346,594	270,081	1,242,741	1,047,571
Simon's share of depreciation and amortization from unconsolidated entities, including Klépierre	134,692	98,009	456,011	384,367
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	(18,104)	(124,557)	(510,030)	(216,629)
Net income attributable to noncontrolling interest holders in properties	(2,092)	(2,679)	(8,520)	(8,559)
Noncontrolling interests portion of depreciation and amortization	(2,831)	(2,553)	(9,667)	(8,633)
Preferred distributions and dividends	(1,313)	(1,313)	(5,252)	(5,252)

FFO of the Operating Partnership	$827,442	$678,919	$2,884,915	$2,438,765

Diluted net income per share to diluted FFO per share reconciliation:
Diluted net income per share	$1.01	$1.24	$4.72	$3.48
Depreciation and amortization from consolidated properties and Simon's share of depreciation and amortization from unconsolidated entities, including Klépierre, net of noncontrolling interests portion of depreciation and amortization	1.33	1.02	4.67	4.02
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	(0.05)	(0.35)	(1.41)	(0.61)

Diluted FFO per share	$2.29	$1.91	$7.98	$6.89

SIMON PROPERTY GROUP

Reconciliation of Non-GAAP Financial Measures

As of December 31, 2012

(in thousands, except as noted)

Reconciliation of Net Income to NOI

        The Reconciliation of Net Income to NOI provides net income and reconciles the amount to "Total NOI of the Simon Group Portfolio." This schedule also provides the change in NOI of comparable properties for the quarter and twelve months ended December 31, 2012.

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2012	2011	2012	2011
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$370,496	$441,931	$1,719,632	$1,245,900
Income and other taxes	6,008	4,185	15,880	11,595
Interest expense	291,492	246,507	1,127,025	983,526
Income from unconsolidated entities	(35,294)	(31,677)	(131,907)	(81,238)
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	(18,104)	(124,557)	(510,030)	(216,629)

Operating Income	614,598	536,389	2,220,600	1,943,154
Depreciation and amortization	350,353	277,536	1,257,569	1,065,946

NOI of consolidated Properties	$964,951	$813,925	$3,478,169	$3,009,100

Reconciliation of NOI of unconsolidated entities:
Net Income	$144,692	$443,078	$445,528	$690,004
Interest expense	147,818	152,015	599,400	593,408
Loss from unconsolidated entities	316	208	1,263	1,263
(Income) loss from operations of discontinued joint venture interests	(457)	18,503	20,311	57,961
Loss (gain) on disposal of discontinued operations, net	450	(332,078)	5,354	(347,640)

Operating Income	292,819	281,726	1,071,856	994,996
Depreciation and amortization	132,487	124,449	506,820	485,794

NOI of unconsolidated entities	$425,306	$406,175	$1,578,676	$1,480,790

Total consolidated and unconsolidated NOI from continuing operations	$1,390,257	$1,220,100	$5,056,845	$4,489,890

Adjustments to NOI:
NOI of discontinued unconsolidated Properties	(230)	116,343	63,571	500,210

Total NOI of the Simon Group Portfolio	$1,390,027	$1,336,443	$5,120,416	$4,990,100

Change in NOI from prior period	4.0%	2.0%	2.6%	5.2%
Add: Our share of NOI from Klépierre	58,970	—	173,310	—
Less: Joint venture partners' share of NOI	234,783	313,496	919,897	1,201,070

Simon Group's Share of NOI	$1,214,214	$1,022,947	$4,373,829	$3,789,030

Increase in Simon Group's Share of NOI from prior period	18.7%	5.0%	15.4%	8.3%
Total NOI of the Simon Group Portfolio	$1,390,027	$1,336,443	$5,120,416	$4,990,100
NOI from noncomparable properties(3)	293,848	275,206	1,070,152	1,123,599

Total NOI of Comparable Properties(4)	$1,096,179	$1,061,237	$4,050,264	$3,866,501

Increase in NOI of Malls and Premium Outlets that are Comparable Properties	3.3%		4.8%

SIMON PROPERTY GROUP

Footnotes to Reconciliation of Non-GAAP Financial Measures

(1)
The Company determines FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). The Company determines FFO to be our share of consolidated net income computed in accordance with GAAP,excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales or disposals of, or any impairment charges related to, previously depreciated operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, and all determined on a consistent basis in accordance with GAAP.

The Company has adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, cumulative effect of accounting changes, or a gain or loss resulting from the sale or disposal of, or any impairment charges relating to, previously depreciated operating properties.

We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(2)
Consolidated Net Income includes:

•
the Company's share of gains on land sales of $7.9 million and $1.7 million for the three months ended December 31, 2012 and 2011, respectively, and $19.6 million and $6.2 million for the twelve months ended December 31, 2012 and 2011, respectively.

•
the Company's share of straight-line adjustments to minimum rent of $12.6 million and $11.0 million for the three months ended December 31, 2012 and 2011, respectively, and $44.3 million and $37.2 million for the twelve months ended December 31, 2012 and 2011, respectively.

•
the Company's share of the amortization of fair market value of leases from acquisitions of $4.8 million and $5.2 million for the three months ended December 31, 2012 and 2011, respectively, and $21.0 million and $22.9 million for the twelve months ended December 31, 2012 and 2011, respectively.

•
the Company's share of debt premium amortization of $12.1 million and $3.0 million for the three months ended December 31, 2012 and 2011, respectively, and $41.8 million and $10.0 million for the twelve months ended December 31, 2012 and 2011, respectively.

The above amounts exclude our share of related activity for our investment in Klépierre.

(3)
Includes community/lifestyle centers, The Mills, other properties, international properties, any of our non-retail holdings, results of our corporate and management company operations, and excluded income from comparable properties.

(4)
Includes comparable Malls and Premium Outlets that were owned in both of the periods under comparison. Excludes lease termination income, interest income, land sale gains and the impact of significant redevelopment activities.

 SIMON PROPERTY GROUP
U.S. Portfolio Overview
As of December 31, 2012

Type of Property	Total Square Feet	Total Owned Square Feet ("GLA")	% of Owned Square Feet
Malls and Premium Outlets
Inline Stores	85,908,338	85,450,305	55.9%
Freestanding	4,209,964	1,884,313	1.2%
Anchors	98,060,168	26,335,756	17.2%
Office	2,010,804	2,003,904	1.3%

Malls and Premium Outlets Total	190,189,274	115,674,278	75.6%
The Mills®	18,813,065	16,287,610	10.7%
Community/Lifestyle Centers	21,015,482	14,566,539	9.5%
The Mills Limited Partnership (TMLP) Properties	8,101,172	5,290,117	3.5%
Other Properties	1,061,563	1,061,563	0.7%

Total U.S. Properties	239,180,556	152,880,107	100.0%

 SIMON PROPERTY GROUP
U.S. Mall and Premium Outlet Operational Information(1)
For the Period Ended December 31, 2012

	As of December 31,
	2012	2011(2)
Total Number of Properties	223	219
Total Square Footage of Properties (in millions)	190.2	187.1
Ending Occupancy (3):
Consolidated Assets	95.4%	94.9%
Unconsolidated Assets	95.1%	93.6%
Total Portfolio	95.3%	94.6%
Total Sales per Square Foot (4):
Consolidated Assets	$549	$518
Unconsolidated Assets	$651	$600
Total Portfolio	$568	$533
Base Minimum Rent per Square Foot (5):
Consolidated Assets	$38.53	$37.45
Unconsolidated Assets	$48.71	$46.54
Total Portfolio	$40.73	$39.40

Releasing Activity for the Trailing Twelve Month Period Ended:

		Total Rent per Square Foot
	Square Footage of Openings	Opening Rate per Square Foot(6)	Closing Rate per Square Foot(6)	Releasing Spread(6)
12/31/12	8,250,576	$53.24	$48.03	$5.21	10.8%
9/30/12	7,961,413	$51.75	$46.89	$4.86	10.4%
6/30/12	7,554,647	$52.29	$47.52	$4.77	10.0%
3/31/12	7,049,269	$53.74	$49.00	$4.74	9.7%
12/31/11(2)	6,881,699	$54.78	$50.12	$4.66	9.3%

Definitions:

(1)
Combined information for U.S. Malls and Premium Outlets.

(2)
Restated to include Malls previously owned by TMLP, now owned by Simon Property Group, L.P.

(3)
Ending Occupancy is the percentage of GLA which is leased as of the last day of the reporting period. We include all company owned space except for mall anchors and mall majors in the calculation.

(4)
Total Sales per Square Foot is defined as total sales of the tenants open and operating in the center during the reporting period divided by the associated company owned and occupied GLA on a trailing 12-month basis. Includes tenant sales activity for all months a tenant is open within the trailing 12-month period. In accordance with the standard definition of sales for regional malls adopted by the International Council of Shopping Centers, only stores with less than 10,000 square feet are included for malls. All company owned space is included for Premium Outlets.

(5)
Base Minimum Rent per Square Foot is the average base minimum rent charge in effect for the reporting period for all tenants that would qualify to be included in Ending Occupancy as defined above.

(6)
Releasing Spread is a "same space" measure that compares opening and closing rates on individual spaces, including spaces greater than 10,000 square feet. The Opening Rate is the average of the initial cash Total Rent per Square Foot for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals, amendments and relocations (including expansions and downsizings). The Closing Rate is the average of the final cash Total Rent per Square Foot as of the month the tenant terminates or closes. Total Rent per Square Foot includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants that would qualify to be included in Ending Occupancy as defined above as long as the opening and closing dates are within 24 months of one another.

 SIMON PROPERTY GROUP
U.S. Lease Expirations(1)(2)
As of December 31, 2012

Year	Number of Leases Expiring	Square Feet	Avg. Base Minimum Rent per Square Foot at 12/31/12	Percentage of Gross Annual Rental Revenues(3)
Inline Stores and Freestanding
Month to Month Leases	619	1,701,002	$36.97	1.3%
2013	2,800	8,213,014	$38.48	6.5%
2014	2,702	8,987,080	$37.59	7.2%
2015	2,740	9,037,784	$39.50	7.6%
2016	2,518	8,679,170	$38.77	7.1%
2017	2,515	9,021,336	$41.26	8.0%
2018	1,924	7,649,392	$45.41	7.4%
2019	1,485	5,614,990	$46.50	5.7%
2020	1,196	4,341,991	$48.19	4.5%
2021	1,282	5,195,275	$44.63	5.0%
2022	1,517	5,838,628	$44.30	5.6%
2023 and Thereafter	822	4,612,654	$36.67	3.8%
Specialty Leasing Agreements w/ terms in excess of 12 months	1,523	3,531,265	$14.83	1.2%
Anchor Tenants
2013	7	628,766	$3.35	0.0%
2014	33	3,338,999	$5.33	0.4%
2015	29	3,248,369	$3.11	0.2%
2016	24	2,909,937	$3.15	0.2%
2017	22	2,969,087	$2.60	0.2%
2018	23	2,721,023	$4.84	0.3%
2019	11	1,305,863	$4.58	0.1%
2020	15	1,370,682	$6.68	0.2%
2021	12	1,055,228	$7.36	0.1%
2022	8	913,014	$9.91	0.2%
2023 and Thereafter	39	4,358,089	$7.08	0.7%

(1)
Combined information for U.S. Malls and Premium Outlets.

(2)
Does not consider the impact of renewal options that may be contained in leases.

(3)
Annual rental revenues represent 2012 consolidated and joint venture combined base rental revenue.

 SIMON PROPERTY GROUP
U.S. Top Tenants
As of December 31, 2012

Top Inline Store Tenants (sorted by percentage of total Simon Group base minimum rent)(1)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	387	4,095	1.7%	3.2%
Limited Brands, Inc.	373	2,127	0.9%	2.2%
Abercrombie & Fitch Co.	220	1,573	0.7%	1.6%
Phillips-Van Heusen	322	1,785	0.7%	1.6%
Foot Locker, Inc.	373	1,450	0.6%	1.3%
Luxottica Group S.P.A	452	868	0.4%	1.2%
Forever 21, Inc.	82	1,238	0.5%	1.2%
Ascena Retail Group, Inc.	317	1,728	0.7%	1.2%
American Eagle Outfitters, Inc.	195	1,167	0.5%	1.1%
Ann, Inc.	207	1,259	0.5%	1.0%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	157	29,100	12.2%	0.5%
Sears Holdings Corporation	119	18,685	7.8%	0.2%
J.C. Penney Co., Inc.	111	16,415	6.9%	0.5%
Dillard's, Inc.	66	10,560	4.4%	0.1%
Nordstrom, Inc.	28	4,745	2.0%	0.1%
Belk, Inc.	17	2,390	1.0%	0.2%
The Bon-Ton Stores, Inc.	22	2,286	1.0%	0.2%
Target Corporation	12	1,677	0.7%	—
Dick's Sporting Goods, Inc.	23	1,548	0.6%	0.4%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	—
Lord and Taylor	9	1,231	0.5%	—
Kohl's Corporation	12	1,028	0.4%	0.1%
Saks Incorporated	8	986	0.4%	0.1%

(1)
Combined information for U.S. Malls and Premium Outlets.

(2)
Includes space leased and owned by anchors in U.S. Malls.

 SIMON PROPERTY GROUP
U.S. The Mills and Community/Lifestyle Center Operational Information
For the Period Ended December 31, 2012

	As of December 31,
	2012	2011
The Mills®(1)
Total Number of Properties	13	13
Total Square Footage of Properties (in millions)	18.8	18.7
Ending Occupancy(2)	97.2%	97.0%
Total Sales per Square Foot(3)	$510	$484
Base Minimum Rent per Square Foot(4)	$22.58	$21.67
Community/Lifestyle Centers(5)
Total Number of Properties	68	69
Total Square Footage of Properties (in millions)	21.0	21.1
Ending Occupancy(2)	94.7%	93.5%
Base Minimum Rent per Square Foot(4)	$14.04	$13.71

(1)
Statistics for both periods reflect The Mills assets previously owned by TMLP, now owned by Simon Property Group, L.P. Opry Mills was excluded from Ending Occupancy, Total Sales per Square Foot and Base Minimum Rent per Square Foot for the period ended December 31, 2011, as it was closed and undergoing restoration as a result of flooding in May of 2010. The center re-opened on March 29, 2012 and is included in all statistics for the period ended December 31, 2012.

(2)
See footnote 3 on page 19 for definition, except Ending Occupancy is calculated on all company owned space.

(3)
See footnote 4 on page 19 for definition; calculation methodology is the same as for malls.

(4)
See footnote 5 on page 19 for definition.

(5)
Prior period has been restated to include community centers previously owned by TMLP, now owned by Simon Property Group, L.P.

 SIMON PROPERTY GROUP
International Operational Information(1)

	As of December 31,
	2012	2011
International Premium Outlets
Total Number of Properties	12	12
Total GLA (in millions of square feet)	3.9	3.7
Statistics for Properties in Japan(2)
Ending Occupancy	99.5%	100.0%
Comparable sales per square foot(3)	¥91,141	¥85,488
Average rent per square foot	¥4,923	¥4,834

(1)
Does not include Klépierre.

(2)
Information supplied by the managing venture partner.

(3)
Does not include Sendai-Izumi Premium Outlets as the property was closed for repair due to damages from the earthquake in Japan in March 2011. The center re-opened on June 17, 2011.

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	McCain Mall	AR	N. Little Rock	100.0%		789,980
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,320,799
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		633,771
4.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	50.0%		2,344,710
5.	Fashion Valley	CA	San Diego	50.0%		1,727,579
6.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		846,595
7.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		693,988
8.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	51.0%		1,152,757
9.	Stanford Shopping Center	CA	Palo Alto (San Jose)	100.0%		1,364,117
10.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	50.0%		1,302,341
11.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,191,526
12.	Mesa Mall	CO	Grand Junction	100.0%		881,686
13.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,082,326
14.	Crystal Mall	CT	Waterford	78.2%		783,292
15.	Dover Mall	DE	Dover	68.1%		874,987
16.	Aventura Mall(1)	FL	Miami Beach (Miami)	33.3%		2,105,858
17.	Avenues, The	FL	Jacksonville	25.0	%(2)	1,116,479
18.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,101,200
19.	Coconut Point	FL	Estero	50.0%		1,204,910
20.	Coral Square	FL	Coral Springs (Miami)	97.2%		943,552
21.	Cordova Mall	FL	Pensacola	100.0%		835,986
22.	Dadeland Mall	FL	Miami	50.0%		1,399,312
23.	Edison Mall	FL	Fort Myers	100.0%		1,053,530
24.	Falls, The	FL	Miami	50.0%		839,914
25.	Florida Mall, The	FL	Orlando	50.0%		1,771,648
26.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		752,851
27.	Indian River Mall	FL	Vero Beach	50.0%		736,621
28.	Melbourne Square	FL	Melbourne	100.0%		703,014
29.	Miami International Mall	FL	Miami	47.8%		1,080,172
30.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		959,529
31.	Paddock Mall	FL	Ocala	100.0%		556,796
32.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(3)	765,042
33.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(2)	1,106,121
34.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(2)	514,205
35.	St. Johns Town Center	FL	Jacksonville	50.0%		1,235,057
36.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,781,471
37.	Treasure Coast Square	FL	Jensen Beach	100.0%		875,657
38.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,094,957
39.	Lenox Square	GA	Atlanta	100.0%		1,558,899
40.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,822,740
41.	Northlake Mall	GA	Atlanta	100.0%		963,404
42.	Phipps Plaza	GA	Atlanta	100.0%		830,811
43.	Town Center at Cobb	GA	Kennesaw (Atlanta)	100.0%		1,280,078
44.	Lindale Mall	IA	Cedar Rapids	100.0%		689,584
45.	Southern Hills Mall	IA	Sioux City	100.0%		790,508
46.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,342
47.	Northfield Square	IL	Bourbonnais	71.7	%(3)	530,325
48.	Northwoods Mall	IL	Peoria	100.0%		693,497

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
49.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,234,454
50.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,211,835
51.	White Oaks Mall	IL	Springfield	80.7%		941,271
52.	Woodfield Mall	IL	Schaumburg (Chicago)	50.0%		2,174,440
53.	Castleton Square	IN	Indianapolis	100.0%		1,383,194
54.	Circle Centre	IN	Indianapolis	14.7	%(2)	771,104
55.	College Mall	IN	Bloomington	100.0%		636,807
56.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		677,105
57.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,287,976
58.	Markland Mall	IN	Kokomo	100.0%		416,664
59.	Muncie Mall	IN	Muncie	100.0%		631,809
60.	Tippecanoe Mall	IN	Lafayette	100.0%		863,501
61.	University Park Mall	IN	Mishawaka	100.0%		922,304
62.	Washington Square	IN	Indianapolis	100.0%		967,702
63.	Towne East Square	KS	Wichita	100.0%		1,134,368
64.	Towne West Square	KS	Wichita	100.0%		941,596
65.	West Ridge Mall	KS	Topeka	100.0%		991,799
66.	Prien Lake Mall	LA	Lake Charles	100.0%		782,988
67.	Arsenal Mall	MA	Watertown (Boston)	100.0%		439,615
68.	Auburn Mall	MA	Auburn	56.4%		587,444
69.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,316,849
70.	Cape Cod Mall	MA	Hyannis	56.4%		721,749
71.	Copley Place	MA	Boston	98.1%		1,241,804
72.	Emerald Square	MA	North Attleboro (Providence, RI)	56.4%		1,022,740
73.	Greendale Mall	MA	Worcester (Boston)	56.4%		429,711
74.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		856,283
75.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		468,878
76.	Northshore Mall	MA	Peabody (Boston)	56.4%		1,591,949
77.	Solomon Pond Mall	MA	Marlborough (Boston)	56.4%		884,758
78.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,591,623
79.	Square One Mall	MA	Saugus (Boston)	56.4%		928,535
80.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		685,686
81.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,196
82.	Bangor Mall	ME	Bangor	67.1	%(4)	652,531
83.	Briarwood Mall	MI	Ann Arbor	50.0%		971,865
84.	Maplewood Mall	MN	St. Paul (Minneapolis)	100.0%		926,483
85.	Miller Hill Mall	MN	Duluth	100.0%		784,339
86.	Southdale Center	MN	Edina (Minneapolis)	100.0%		1,246,073
87.	Battlefield Mall	MO	Springfield	100.0%		1,198,681
88.	Independence Center	MO	Independence (Kansas City)	100.0%		866,915
89.	SouthPark	NC	Charlotte	100.0%		1,621,368
90.	Mall at Rockingham Park, The	NH	Salem (Boston)	28.2%		1,025,146
91.	Mall of New Hampshire, The	NH	Manchester	56.4%		811,080
92.	Pheasant Lane Mall	NH	Nashua	(5)		979,910
93.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		760,361
94.	Livingston Mall	NJ	Livingston (New York)	100.0%		968,626
95.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,322,704

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
96.	Ocean County Mall	NJ	Toms River (New York)	100.0%		891,871
97.	Quaker Bridge Mall	NJ	Lawrenceville	50.0%		1,073,802
98.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,247,750
99.	Shops at Riverside, The	NJ	Hackensack (New York)	100.0%		771,214
100.	Cottonwood Mall	NM	Albuquerque	100.0%		1,042,904
101.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		674,920
102.	Meadowood Mall	NV	Reno	50.0%		875,026
103.	Chautauqua Mall	NY	Lakewood	100.0%		429,305
104.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		556,141
105.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,247,428
106.	Smith Haven Mall	NY	Lake Grove (New York)	25.0	%(2)	1,291,918
107.	Walt Whitman Shops	NY	Huntington Station (New York)	100.0%		1,002,676
108.	Westchester, The	NY	White Plains (New York)	40.0%		826,420
109.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,236,998
110.	Lima Mall	OH	Lima	100.0%		741,773
111.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	50.0%		1,129,203
112.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,011,971
113.	Southern Park Mall	OH	Youngstown	100.0%		1,202,645
114.	Summit Mall	OH	Akron	100.0%		769,087
115.	Upper Valley Mall	OH	Springfield	100.0%		739,130
116.	Penn Square Mall	OK	Oklahoma City	94.5%		1,058,006
117.	Woodland Hills Mall	OK	Tulsa	94.5%		1,090,783
118.	King of Prussia—The Court & The Plaza	PA	King of Prussia (Philadelphia)	96.1%		2,448,211
119.	Lehigh Valley Mall	PA	Whitehall	38.0	%(4)	1,169,239
120.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(4)	986,815
121.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	64.9	%(4)	1,331,225
122.	Ross Park Mall	PA	Pittsburgh	100.0%		1,240,229
123.	South Hills Village	PA	Pittsburgh	100.0%		1,114,073
124.	Springfield Mall(1)	PA	Springfield (Philadelphia)	38.0	%(4)	611,126
125.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,101,563
126.	Anderson Mall	SC	Anderson	100.0%		671,748
127.	Haywood Mall	SC	Greenville	100.0%		1,228,778
128.	Empire Mall	SD	Sioux Falls	100.0%		1,069,723
129.	Rushmore Mall	SD	Rapid City	100.0%		829,585
130.	Knoxville Center	TN	Knoxville	100.0%		963,989
131.	Oak Court Mall	TN	Memphis	100.0%		849,645
132.	West Town Mall	TN	Knoxville	50.0%		1,336,412
133.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,140
134.	Barton Creek Square	TX	Austin	100.0%		1,429,965
135.	Broadway Square	TX	Tyler	100.0%		627,934
136.	Cielo Vista Mall	TX	El Paso	100.0%		1,241,535
137.	Domain, The	TX	Austin	100.0%		1,214,495
138.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,000,108
139.	Galleria, The	TX	Houston	50.4%		2,237,012
140.	Ingram Park Mall	TX	San Antonio	100.0%		1,124,842
141.	Irving Mall	TX	Irving (Dallas)	100.0%		1,052,817
142.	La Plaza Mall	TX	McAllen	100.0%		1,221,717
143.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,509
144.	Longview Mall	TX	Longview	100.0%		638,539
145.	Midland Park Mall	TX	Midland	100.0%		615,340

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
146.	North East Mall	TX	Hurst (Dallas)	100.0%		1,670,072
147.	Rolling Oaks Mall	TX	San Antonio	100.0%		882,350
148.	Sunland Park Mall	TX	El Paso	100.0%		921,538
149.	Valle Vista Mall	TX	Harlingen	100.0%		650,778
150.	Apple Blossom Mall	VA	Winchester	49.1%		419,665
151.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		576,157
152.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(3)	759,915
153.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		988,839
154.	Virginia Center Commons	VA	Glen Allen	100.0%		774,489
155.	Columbia Center	WA	Kennewick	100.0%		770,460
156.	Northgate Mall	WA	Seattle	100.0%		1,054,743
157.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,325,740
158.	Bay Park Square	WI	Green Bay	100.0%		711,548
159.	Forest Mall	WI	Fond Du Lac	100.0%		500,273
160.	Southridge Mall	WI	Greendale (Milwaukee)	100.0%		1,165,464

	Total Mall Square Footage(6)					163,649,659

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Square Feet
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	674,099
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,384
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	501,600
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	298,071
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,856
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	554,966
7.	Livermore Premium Outlets	CA	Livermore (San Francisco)	100.0%	511,811
8.	Napa Premium Outlets	CA	Napa	100.0%	179,288
9.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	195,738
10.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,416
11.	Vacaville Premium Outlets	CA	Vacaville	100.0%	437,220
12.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,153
13.	Ellenton Premium Outlets	FL	Ellenton (Tampa)	100.0%	476,714
14.	Silver Sands Premium Outlets	FL	Destin	50.0%	451,069
15.	Orlando Premium Outlets- International Dr	FL	Orlando	100.0%	773,409
16.	Orlando Premium Outlets- Vineland Ave	FL	Orlando	100.0%	549,651
17.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,570
18.	Calhoun Premium Outlets	GA	Calhoun	100.0%	254,052
19.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,275
20.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,732
21.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,332
22.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,802
23.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago, IL)	100.0%	454,566
24.	Lee Premium Outlets	MA	Lee	100.0%	224,587
25.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	660,096
26.	Kittery Premium Outlets	ME	Kittery	100.0%	264,951
27.	Hagerstown Premium Outlets	MD	Hagerstown (Baltimore/ Washington DC)	100.0%	484,968
28.	Queenstown Premium Outlets	MD	Queenstown (Baltimore)	100.0%	289,305

SIMON PROPERTY GROUP
Property Listing

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Square Feet
29.	Birch Run Premium Outlets	MI	Birch Run (Detroit)	100.0%	678,219
30.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,564
31.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	392,711
32.	Gulfport Premium Outlets	MS	Gulfport	100.0%	299,604
33.	Carolina Premium Outlets	NC	Smithfield (Raleigh)	100.0%	439,009
34.	Merrimack Premium Outlets	NH	Merrimack	100.0%	409,081
35.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,673
36.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,474
37.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	164,698
38.	Las Vegas Premium Outlets- North	NV	Las Vegas	100.0%	538,689
39.	Las Vegas Premium Outlets- South	NV	Las Vegas	100.0%	535,466
40.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,734
41.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	847,650
42.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	290,520
43.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,869
44.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,693
45.	Grove City Premium Outlets	PA	Grove City (Pittsburgh)	100.0%	531,721
46.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,137
47.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,216
48.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	344,902
49.	Gaffney Premium Outlets	SC	Gaffney (Greenville/Charlotte)	100.0%	359,734
50.	Lebanon Premium Outlets	TN	Lebanon (Nashville)	100.0%	226,961
51.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,718
52.	Grand Prairie Premium Outlets	TX	Grand Prairie (Dallas)	100.0%	417,423
53.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	541,576
54.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	604,105
55.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,660
56.	San Marcos Premium Outlets	TX	San Marcos (Austin-San Antonio)	100.0%	731,134
57.	Tanger Outlets—Galveston/Houston	TX	Texas City	50.0%	352,705
58.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	518,003
59.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%	521,879
60.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,561
61.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	451,073
62.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	276,373
63.	Pleasant Prairie Premium Outlets	WI	Pleasant Prairie (Chicago, IL-Milwaukee)	100.0%	402,399

	Total U.S. Premium Outlets GLA				26,539,615

	Total Mall and U.S. Premium Outlets GLA				190,189,274

SIMON PROPERTY GROUP
Property Listing

FOOTNOTES FOR PRECEEDING PAGES:

(1)
This property is managed by a third party.

(2)
The Operating Partnership's direct and indirect interests in some joint venture properties are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(4)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
Includes office space of 2,010,804 square feet including the following centers with more than 20,000 square feet of office space:

Arsenal Mall—52,847 sq. ft.	Greendale Mall—119,860 sq. ft.
Circle Centre—25,192 sq. ft.	Menlo Park Mall—52,576 sq. ft.
Copley Place—867,301 sq. ft.	Oak Court Mall—126,775 sq. ft.
Del Amo Fashion Center—56,798 sq. ft.	Oxford Valley Mall—110,902 sq. ft.
Domain, The—135,589 sq. ft.	Plaza Carolina—27,343 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.	Southdale Center—20,295 sq. ft.
Firewheel Town Center—75,132 sq. ft.

SIMON PROPERTY GROUP
Property Listing

The Mills®

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	Arizona Mills	AZ	Tempe (Phoenix)	50.0%		1,240,153
2.	Arundel Mills	MD	Hanover (Baltimore)	59.2%		1,560,309
3.	Colorado Mills	CO	Lakewood (Denver)	37.5	%(1)	1,097,411
4.	Concord Mills	NC	Concord (Charlotte)	59.2%		1,333,858
5.	Grapevine Mills	TX	Grapevine (Dallas)	59.2%		1,777,175
6.	Great Mall	CA	Milpitas (San Jose)	100.0%		1,361,236
7.	Gurnee Mills	IL	Gurnee (Chicago)	100.0%		1,782,245
8.	Katy Mills	TX	Katy (Houston)	62.6	%(1)	1,559,488
9.	Ontario Mills	CA	Ontario (Riverside)	50.0%		1,472,739
10.	Opry Mills	TN	Nashville	100.0%		1,153,230
11.	Outlets at Orange, The	CA	Orange (Los Angeles)	50.0%		757,052
12.	Potomac Mills	VA	Woodbridge (Washington, D.C.)	100.0%		1,498,007
13.	Sawgrass Mills	FL	Sunrise (Miami)	100.0%		2,220,162

	Total The Mills® Square Footage					18,813,065

(1)
The Operating Partnership's direct and indirect interests in some joint venture properties are subject to preferences on distributions in favor of other partners or the Operating Partnership.

TMLP Properties

Franklin Mills, The Esplanade, The Galleria at White Plains, Hilltop Mall, Liberty Plaza, Marley Station, Northpark Mall, and Sugarloaf Mills
Total TMLP Properties Square Footage	8,101,172

Other Properties

Factory Stores of America-Lebanon, Florida Keys Outlet Center, Huntley Outlet Center, Outlet Marketplace, and The Shoppes at Branson Meadows.
Total Other Properties Square Footage	1,061,563

SIMON PROPERTY GROUP

Property Listing

Community/Lifestyle Centers

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	Denver West Village	CO	Lakewood (Denver)	37.6%		310,709
2.	Plaza at Buckland Hills, The	CT	Manchester	41.3	%(1)	329,976
3.	Gaitway Plaza	FL	Ocala	32.2	%(1)	208,755
4.	Highland Lakes Center	FL	Orlando	100.0%		488,850
5.	Indian River Commons	FL	Vero Beach	50.0%		255,942
6.	Naples Outlet Center	FL	Naples	100.0%		146,048
7.	Pier Park	FL	Panama City Beach	65.6%		842,216
8.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0	%(1)	202,996
9.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,692
10.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,984
11.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2	%(1)	385,352
12.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2	%(1)	163,254
13.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,670
14.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		616,613
15.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
16.	Crystal Court	IL	Crystal Lake (Chicago)	37.9	%(1)	285,398
17.	Forest Plaza	IL	Rockford	100.0%		428,044
18.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
19.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,449
20.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
21.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892
22.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		305,701
23.	White Oaks Plaza	IL	Springfield	100.0%		387,911
24.	Willow Knolls Court	IL	Peoria	35.7	%(1)	382,375
25.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		576,795	(2)
26.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
27.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		666,379
28.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
29.	Markland Plaza	IN	Kokomo	100.0%		90,527
30.	Muncie Towne Plaza	IN	Muncie	100.0%		172,617
31.	New Castle Plaza	IN	New Castle	100.0%		91,648
32.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
34.	University Center	IN	Mishawaka	100.0%		150,524
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7	%(1)	575,578
36.	Washington Plaza	IN	Indianapolis	100.0%		50,107
37.	West Ridge Plaza	KS	Topeka	100.0%		254,480
38.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	59.2%		101,535
39.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		393,808
40.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
41.	Ridgewood Court	MS	Jackson	35.7	%(1)	369,473
42.	Concord Mills Marketplace	NC	Concord (Charlotte)	100.0%		230,683
43.	Dare Centre	NC	Kill Devil Hills	100.0%		168,674
44.	MacGregor Village	NC	Cary	100.0%		144,197
45.	North Ridge Shopping Center	NC	Raleigh	100.0%		169,809
46.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		149,940
47.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,301
48.	ABQ Uptown	NM	Albuquerque	100.0%		230,129

SIMON PROPERTY GROUP

Property Listing

Community/Lifestyle Centers

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
49.	Cobblestone Court	NY	Victor	35.7	%(1)	265,470
50.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,369
51.	Lima Center	OH	Lima	100.0%		233,878
52.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	84.1%		102,032
53.	Henderson Square	PA	King of Prussia (Philadelphia)	75.9	%(3)	107,371
54.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	64.9	%(3)	267,885
55.	Whitehall Mall	PA	Whitehall	38.0	%(3)	605,814
56.	Charles Towne Square	SC	Charleston	100.0%		71,794
57.	Empire East	SD	Sioux Falls	100.0%		287,552
58.	Arboretum	TX	Austin	100.0%		198,287
59.	Gateway Centers	TX	Austin	100.0%		511,706
60.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,381
61.	Palms Crossing	TX	McAllen	100.0%		392,293
62.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265
63.	Shops at Arbor Walk, The	TX	Austin	100.0%		458,470
64.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		365,008
65.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		626,168
66.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
67.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(1)	249,488
68.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center Square Footage					21,015,482

FOOTNOTES:

(1)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(2)
Includes office space of 75,118 square feet.

(3)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

SIMON PROPERTY GROUP

Property Listing

  International Properties(1)

	Property Name	City (Metropolitan area)	SPG Effective Ownership	Total Square Feet
	JAPAN
1.	Ami Premium Outlets	Ami (Tokyo)	40.0%	315,000
2.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%	481,500
3.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%	441,000
4.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%	419,000
5.	Sano Premium Outlets	Sano (Tokyo)	40.0%	390,800
6.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)	40.0%	164,200
7.	Toki Premium Outlets	Toki (Nagoya)	40.0%	289,500
8.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%	290,600

	Subtotal Japan Square Footage			2,791,600
	KOREA
9.	Paju Premium Outlets	Paju (Seoul)	50.0%	339,400
10.	Yeoju Premium Outlets	Yeoju (Seoul)	50.0%	276,200

	Subtotal South Korea Square Footage			615,600
	MALAYSIA
11.	Johor Premium Outlets	Johor (Singapore)	50.0%	190,400

	Subtotal Malaysia Square Footage			190,400
	MEXICO
12.	Premium Outlets Punta Norte	Mexico City	50.0%	278,000

	Subtotal Mexico Square Footage			278,000

	TOTAL INTERNATIONAL ASSETS SQUARE FOOTAGE			3,875,600

(1)
Does not include Klépierre.

SIMON PROPERTY GROUP

U.S. Anchor/Big Box Openings

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings in 2012
Arsenal Mall—Watertown (Boston), MA	Mall	Sports Authority	Filene's Basement
Arundel Mills—Hanover (Baltimore), MD	Mills	Maryland Live Casino	N/A
Bloomingdale Court—Bloomingdale (Chicago), IL	Community/Lifestyle Ctr.	Ulta	N/A
Castleton Square—Indianapolis, IN	Mall	Forever 21	Borders
Colorado Mills—Lakewood (Denver), CO	Mills	Jumpstreet	Spaha Skatepark
Columbia Center—Kennewick, WA	Mall	Ulta	Rite Aid
Concord Mills—Concord (Charlotte), NC	Mills	Forever 21	FYE
Cordova Mall—Pensacola, FL	Mall	Belk	Dillard's
Domain, The—Austin, TX	Mall	H&M	N/A
Fairfax Court—Fairfax (Washington, DC), VA	Community/Lifestyle Ctr.	Xsport Fitness	Circuit City
Falls, The—Miami, FL	Mall	American Girl Fresh Market	N/A N/A
Grapevine Mills—Grapevine (Dallas), TX	Mills	H&M	Books-A-Million
Great Mall—Milpitas (San Jose), CA	Mills	Off Broadway Shoes	N/A
Gurnee Mills—Gurnee (Chicago), IL	Mills	Bed Bath & Beyond/ Buy Buy Baby	Bed Bath & Beyond
Hamilton Town Center—Noblesville (Indianapolis), IN	Community/Lifestyle Ctr.	Earth Fare	Borders
King of Prussia—King of Prussia (Philadelphia), PA	Mall	Arhaus Furniture	N/A
Lake View Plaza—Orland Park (Chicago), IL	Community/Lifestyle Ctr.	Great Escape	Linens 'n Things
Lakeline Plaza—Cedar Park (Austin), TX	Community/Lifestyle Ctr.	Bed Bath & Beyond	CVS
Liberty Tree Mall—Danvers (Boston), MA	Mall	Sports Authority	Bed Bath & Beyond
Lindale Mall—Cedar Rapids, IA	Mall	Jo-Ann Fabrics	Planet X
Mall at Rockingham Park, The—Salem (Boston), NH	Mall	Lord & Taylor	Macy's(1)
Matteson Plaza—Matteson (Chicago), IL	Community/Lifestyle Ctr.	Shoppers World	N/A
McCain Mall—N. Little Rock, AR	Mall	Regal Cinemas	M.M. Cohn
Northgate Mall—Seattle, WA	Mall	Nordstrom Rack	Toys "R" Us
Northshore Mall—Peabody (Boston), MA	Mall	Container Store DSW	Bugaboo Creek Filene's Basement
Ocean County Mall—Toms River (New York), NJ	Mall	H&M	Old Navy (downsized)
Ontario Mills—Ontario (Riverside), CA	Mills	Last Call by Neiman Marcus	Second Spin
Orland Square—Orland Park (Chicago), IL	Mall	Dave & Buster's	N/A
Outlets at Orange, The—Orange (Los Angeles), CA	Mills	Nordstrom Rack Sports Authority	N/A Borders
Phipps Plaza—Atlanta, GA	Mall	Legoland Discovery Center	N/A
Pier Park—Panama City Beach, FL	Community/Lifestyle Ctr.	Forever 21	Borders
Plaza Carolina—Carolina (San Juan), PR	Mall	DSW Forever 21	Old Navy N/A

SIMON PROPERTY GROUP

U.S. Anchor/Big Box Openings

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings in 2012 (continued)
Potomac Mills—Woodbridge (Washington, DC), VA	Mills	JCPenney	JCPenney Outlet
Ridgewood Court—Jackson, MS	Community/Lifestyle Ctr.	Old Navy	Lifeway Christian
Rio Grande Valley Premium Outlets—Mercedes (McAllen), TX	Premium Outlet	VF Outlet	N/A
Rockaway Town Plaza—Rockaway (New York), NY	Community/Lifestyle Ctr.	Buy Buy Baby	Borders
Royal Eagle Plaza—Coral Springs (Miami), FL	Community/Lifestyle Ctr.	Sports Authority	Kmart
Seminole Towne Center—Sanford (Orlando), FL	Mall	Dick's Sporting Goods Burlington Coat Factory	Belk Belk
Shops at Arbor Walk, The—Austin, TX	Community/Lifestyle Ctr.	Casual Male XL	Golf Galaxy
Shops at Riverside, The—Hackensack (New York), NJ	Mall	Arhaus Furniture	N/A
South Hills Village—Pittsburgh, PA	Mall	Dick's Sporting Goods	Boscov's
Southridge Mall—Greendale (Milwaukee), WI	Mall	Macy's	Linens 'n Things/ Steve & Barry's
Springfield Mall—Springfield (Philadelphia), PA	Mall	Ulta	N/A
Square One Mall—Saugus (Boston), MA	Mall	Work Out World	World Gym
Tyrone Square—St. Petersburg (Tampa), FL	Mall	DSW	Borders
Westland Park Plaza—Orange Park (Jacksonville), FL	Community/Lifestyle Ctr.	L.A. Fitness U.S.A. Discounters	Sports Authority Sound Advice
White Oaks Mall—Springfield, IL	Mall	HHGregg	Linens 'n Things
Whitehall Mall—Whitehall, PA	Community/Lifestyle Ctr.	Raymour & Flanigan Furniture	Borders
Wolf Ranch—Austin, TX	Community/Lifestyle Ctr.	Ross Dress for Less	Linens 'n Things
Openings Projected for 2013
Apple Blossom Mall—Winchester, VA	Mall	Carmike Cinema	Carmike Cinema (former)
Arizona Mills—Tempe (Phoenix), AZ	Mills	Conn's Electronic & Appliance	Linens 'n Things
Cordova Mall—Pensacola, FL	Mall	Dick's Sporting Goods	Belk(2)
Denver West Village—Lakewood (Denver), CO	Community/Lifestyle Ctr.	Cost Plus World Market Marshalls	Ultimate Electronics Ultimate Electronics
Domain, The—Austin, TX	Mall	Arhaus Furniture Punch Bowl Social	Borders N/A
Dover Mall—Dover, DE	Mall	Dick's Sporting Goods	N/A
Empire East—Sioux Falls, SD	Community/Lifestyle Ctr.	Ulta	N/A
Firewheel Town Center—Garland (Dallas), TX	Mall	Toys "R" Us/ Babies "R" Us	Circuit City
Gateway Center—Austin, TX	Community/Lifestyle Ctr.	Paul Mitchell Salon/School	Comp USA
Gurnee Mills—Gurnee (Chicago), IL	Mills	Macy's	Circuit City
Irving Mall—Irving (Dallas), TX	Mall	Fitness Connection	Circuit City
Lima Center—Lima, OH	Community/Lifestyle Ctr.	Ulta	General Cinema
Miller Hill Mall—Duluth, MN	Mall	Dick's Sporting Goods	N/A
Montgomery Mall—North Wales (Philadelphia), PA	Mall	Wegmans	Boscov's

SIMON PROPERTY GROUP

U.S. Anchor/Big Box Openings

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings Projected for 2013 (continued)
Penn Square Mall—Oklahoma City, OK	Mall	AMC Theatres	Dickinson Theatres
Potomac Mills—Woodbridge (Washington, DC), VA	Mills	Saks Fifth Avenue OFF 5TH (relocated)	N/A
Prien Lake Mall—Lake Charles, LA	Mall	Dick's Sporting Goods	N/A
Sawgrass Mills—Sunrise (Miami), FL	Mills	Forever 21 (expansion)	Wannado
Shops at Nanuet, The—Nanuet (New York), NY	Mall	Fairway Market Regal Cinema 24 Hour Fitness	N/A N/A N/A
South Hills Village—Pittsburgh, PA	Mall	Target	Boscov's
South Shore Plaza—Braintree (Boston), MA	Mall	DSW	Filene's
Stanford Shopping Center—Palo Alto (San Jose), CA	Mall	Container Store	Andronico's
Town Center at Boca Raton— Boca Raton (Miami), FL	Mall	Container Store	Old Navy
Virginia Center Commons—Glen Allen, VA	Mall	American Family Fitness	Dillard's
University Center—Mishawaka, IN	Community/Lifestyle Ctr.	Ross Dress for Less	Linens 'n Things
White Oaks Mall—Springfield, IL	Mall	L.A. Fitness	Cost Plus World Market
University Town Plaza—Pensacola, FL	Community/Lifestyle Ctr.	Academy Sports Burlington Coat Factory Toys "R" Us	N/A N/A N/A
Openings Projected for 2014 and Beyond
Coddingtown Mall—Santa Rosa, CA	Mall	Target	Gottschalks
Del Amo Fashion Center—Los Angeles, CA	Mall	Nordstrom	N/A
King of Prussia—King of Prussia (Philadelphia), PA	Mall	Container Store	N/A
Potomac Mills—Woodbridge (Washington, DC), VA	Mills	Buy Buy Baby Christmas Tree Shops	N/A Saks Fifth Avenue OFF 5TH (relocated)
Roosevelt Field—Garden City (New York), NY	Mall	Neiman Marcus	N/A
St. Johns Town Center—Jacksonville, FL	Mall	Nordstrom	N/A
Stanford Shopping Center—Palo Alto, CA	Mall	Bloomingdale's(3)	N/A

(1)
Macy's had two locations at this center, one of which was recaptured for redevelopment.

(2)
Belk is relocating to another space within the center.

(3)
Bloomingdale's has an existing store at this center but will move to a new location.

SIMON PROPERTY GROUP

Capital Expenditures

For the Twelve Months Ended December 31, 2012
(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Simon Group's Share
New development projects	$204,200	$274,828	$132,687
Redevelopment projects with incremental square footage and/or anchor replacement	344,676	191,906	88,295
Redevelopment projects with no incremental square footage	89,127	30,252	16,236

Subtotal new development and redevelopment projects	638,003	496,986	237,218
Tenant allowances	164,013	66,500	29,926
Operational capital expenditures at properties:
CAM expenditures(1)	75,187	58,373	25,365
Non-CAM expenditures	38,051	17,394	7,102

Totals	$915,254	$639,253	$299,611

Less: Conversion from accrual to cash basis	(112,827)	(21,862)	(10,246)

Capital Expenditures for the Twelve Months Ended 12/31/12(2)	$802,427	$617,391	$289,365

Capital Expenditures for the Twelve Months Ended 12/31/11(2)	$445,495	$430,631	$184,285

(1)
Expenditures included in the pool of expenses allocated to tenants as CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage
New Development Projects:
Phoenix Premium Outlets—Chandler (Phoenix), AZ	360,000 square foot upscale outlet center	4/13	100%
St. Louis Premium Outlets—Chesterfield (St. Louis), MO	350,000 square foot upscale outlet center	8/13	60%
Totals—New Development Projects ($ in millions):
Projected Gross Cost(2) = $179
Projected Net Cost(3) = $154
Company's Share of Net Cost = $121
Blended Stabilized Rate of Return = 10%
Total Construction in Progress(4) = $58
Company's Share of Total Construction in Progress(4) = $49
Redevelopment Projects:
Apple Blossom Mall—Winchester, VA	Redevelopment with addition of food hall	1/13	49.1%
	Carmike Cinema	3/13
Orland Square—Orland Park (Chicago), IL	Redevelopment	3/13	100%
Quaker Bridge Mall—Lawrenceville, NJ	Redevelopment with addition of restaurants and food hall	3/13	50%
South Hills Village—Pittsburgh, PA	Target (Dick's Sporting Goods opened 10/12)	3/13	100%
Sawgrass Mills—Sunrise (Miami), FL	The Colonnade at Sawgrass expansion	4/13	100%
	Forever 21 expansion (Calvin Klein/small shops opened 11/12)	5/13
Dadeland Mall—Miami, FL	Redevelopment of former Limited/Express building into two-level enclosed small shops and restaurants	5/13	50%
Seattle Premium Outlets—Tulalip (Seattle), WA	Small shop expansion and parking deck	6/13	100%
Penn Square Mall—Oklahoma City, OK	Mall entrance/food hall redevelopment and addition of AMC Theatres	7/13	94.5%
Gurnee Mills—Gurnee (Chicago), IL	Macy's addition and redevelopment	8/13	100%
Meadowood Mall—Reno, NV	Redevelopment	8/13	50%
Brea Mall—Brea (Los Angeles), CA	Redevelopment	9/13	100%
Firewheel Town Center—Garland (Dallas), TX	Toys "R" Us/ Babies "R" Us	9/13	100%
	280 unit Phase II Residential	12/13	50%
Briarwood Mall—Ann Arbor, MI	Redevelopment	9/13	50%
University Town Plaza—Pensacola, FL	Redevelopment of enclosed mall into open-air center	9/13	100%
Walt Whitman Shops—Huntington Station, NY	Reconfiguration and expansion of small shop space and restaurants	9/13	100%
White Oaks Mall—Springfield, IL	L.A. Fitness	9/13	80.7%
	Reconfigure former theater space into small shops	11/13
Orlando Premium Outlets-Vineland Ave—Orlando, FL	Small shop expansion	10/13	100%
Shops at Nanuet, The—Nanuet (New York), NY	Redevelopment of enclosed mall into open-air center	10/13	100%

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage
Redevelopment Projects (continued):
Woodland Hills Mall—Tulsa, OK	Redevelopment	10/13	94.5%
Village Park Plaza—Carmel (Indianapolis), IN	Redevelopment	11/13	37.5%
Empire Mall—Sioux Falls, SD	Redevelopment	12/13	100%
Desert Hills Premium Outlets—Cabazon (Palm Springs), CA	Small shop expansion, redevelopment and parking deck	5/14	100%
St. Johns Town Center—Jacksonville, FL	Addition of Nordstrom and small shop expansion	10/14	50%
Las Vegas Premium Outlets—North—Las Vegas, NV	Expansion	5/15	100%
Totals—Redevelopment Projects ($ in millions):
Projected Gross Cost(2) = $946
Projected Net Cost(3) = $912
Company's Share of Net Cost = $795
Blended Stabilized Rate of Return = 11%
Total Construction in Progress(4) = $219
Company's Share of Total Construction in Progress(4) = $198
Anchor/ Big Box Additions:
Domain, The—Austin, TX	Arhaus Furniture	3/13	100%
	Punch Bowl Social	11/13
South Shore Plaza—Braintree (Boston), MA	DSW	4/13	100%
Denver West Village—Lakewood (Denver), CO	Cost Plus World Market and Marshalls	5/13	37.6%
Cordova Mall—Pensacola, FL	Dick's Sporting Goods	6/13	100%
Town Center at Boca Raton—Boca Raton (Miami), FL	Container Store	6/13	100%
Prien Lake Mall—Lake Charles, LA	Dick's Sporting Goods	8/13	100%
Dover Mall—Dover, DE	Dick's Sporting Goods	10/13	68.1%
Montgomery Mall—North Wales (Philadelphia), PA	Wegmans	10/13	60%
Potomac Mills—Woodbridge (Washington, DC), VA	Saks Fifth Avenue OFF 5TH	10/13	100%
	Christmas Tree Shops and Buy Buy Baby	3/14
Virginia Center Commons—Glen Allen, VA	American Family Fitness	10/13	100%
Miller Hill Mall—Duluth, MN	Dick's Sporting Goods	11/13	100%
Stanford Shopping Center—Palo Alto (San Jose), CA	Container Store	11/13	100%
Coddingtown Mall—Santa Rosa, CA	Target	3/14	50%
King of Prussia—King of Prussia (Philadelphia), PA	Container Store	3/14	96.1%
Totals—Anchor/ Big Box Additions:
Projected Gross Cost(2) = $116
Projected Net Cost(3) = $109
Company's Share of Net Cost = $91
Blended Stabilized Rate of Return = 11%
Total Construction in Progress(4) = $32
Company's Share of Total Construction in Progress(4) = $26

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress

(1)
Projects listed represent:

—
Projects that are under construction

—
New Development and redevelopment projects with budgeted gross costs in excess of $5 million

—
Anchor/Big Box Additions with budgeted gross costs in excess of $2 million

—
Costs and returns that are based upon current budget assumptions; actual costs may vary

(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(3)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Incremental Financing (TIF), CAM, and other such recoveries.

(4)
As of December 31, 2012.

  SIMON PROPERTY GROUP
  International Development Activity Report
  Project Overview

Shopping center/ Location (Metropolitan area)	Project Description	Projected Opening	Company's Ownership Percentage	Company's Share of Projected Net Cost(1) (in millions)
New Development Projects:
Shisui Premium Outlets—Shisui (Chiba), Japan	230,000 square foot upscale outlet center	4/13	40%	JPY 3,631
Toronto Premium Outlets—Halton Hills (Ontario), Canada	360,000 square foot upscale outlet center	8/13	50%	CAD 79.8
Busan Premium Outlets—Busan, Korea	340,000 square foot upscale outlet center	9/13	50%	KRW 83,919
Expansions:
Paju Premium Outlets—Paju (Seoul), Korea	100,000 square foot phase 2 expansion	5/13	50%	KRW 19,631
Johor Premium Outlets—Johor, Malaysia	110,000 square foot phase 2 expansion	11/13	50%	R 28.8

(1)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, TIF, CAM, and other such recoveries. Cost is based on current budget assumptions. Actual costs may vary.

SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of December 31, 2012
(In thousands)

Year	Our Share of Unsecured Consolidated Debt	Weighted Average Rate of Maturing Unsecured Consolidated Debt	Our Share of Secured Consolidated Debt	Weighted Average Rate of Maturing Secured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Weighted Average Rate of Maturing Unconsolidated Joint Venture Debt	Our Share of Total Debt	Total Weighted Average Rate of Maturing Debt
2013	504,519	5.71%	314,208	2.36%	478,154	3.24%	1,296,881	4.23%
2014	934,482	6.09%	1,377,633	5.97%	607,197	5.80%	2,919,312	5.98%
2015	1,600,000	5.12%	495,069	5.91%	951,777	5.24%	3,046,846	5.27%
2016	2,634,332	3.51%	2,987,307	5.92%	505,752	6.24%	6,127,391	4.92%
2017	1,859,165	3.18%	1,380,149	5.84%	547,075	5.84%	3,786,389	4.49%
2018	1,750,000	4.29%	29,658	—	51,441	1.21%	1,831,099	4.20%
2019	650,000	10.35%	157,331	7.68%	45,109	5.35%	852,440	9.79%
2020	1,250,000	5.65%	98,954	5.01%	482,189	5.66%	1,831,143	5.63%
2021	1,600,000	4.27%	429,232	5.44%	795,292	4.81%	2,824,524	4.62%
2022	600,000	3.38%	546,103	4.14%	628,936	4.28%	1,775,039	3.95%
Thereafter	1,650,000	4.87%	44,234	6.47%	284,659	4.27%	1,978,893	4.83%

Face Amounts of Indebtedness	$15,032,498	4.66%	$7,859,878	5.66%	$5,377,581	5.05%	$28,269,957	5.01%
Premiums (Discounts) on Indebtedness, Net	(38,847)		100,456		2,778		64,387

Our Share of Total Indebtedness	$14,993,651		$7,960,334		$5,380,359		$28,334,344

Debt Covenant Compliance Ratios

Senior Unsecured Debt Covenants(1)	Required		Actual		Compliance
Total Debt to Total Assets(1)	≤65%		44%		Yes
Total Secured Debt to Total Assets(1)	≤50%		21%		Yes
Fixed Charge Coverage Ratio	>1.5	X	3.1	X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%		244%		Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Total assets are calculated in accordance with the bond indenture and is essentially the Company's NOI divided by a 7.0% capitalization rate plus the value of other assets at cost.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of December 31, 2012
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$7,576,100	$7,417,726	5.85%	4.4
Variable Rate Debt	442,152	442,152	2.57%	1.5

Total Mortgage Debt	8,018,252	7,859,878	5.66%	4.2
Unsecured Debt
Fixed Rate	13,439,001	13,439,001	5.09%	7.1
Revolving Credit Facility—US Tranche	145,000	145,000	1.21%	3.8
Revolving Credit Facility—Euro Currency	1,189,332	1,189,332	1.05%	3.8
Supplemental Credit Facility—Yen Currency	259,165	259,165	1.13%	4.5

Total Revolving Credit Facilities	1,593,497	1,593,497	1.08%	3.9
Total Unsecured Debt	15,032,498	15,032,498	4.66%	6.8
Premium	105,776	105,128
Discount	(43,519)	(43,519)

Consolidated Mortgages and Other Indebtedness(1)	$23,113,007	$22,953,985	5.01%	5.9

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$9,772,583	$4,605,215	5.27%	6.4
Variable Rate Debt	849,608	399,879	2.56%	2.0
Mills Limited Partnership Debt(2)	957,113	372,487	—	—

Total Mortgage Debt	11,579,304	5,377,581	5.05%	6.0
Premium	5,556	2,778

Joint Venture Mortgages and Other Indebtedness(1)	$11,584,860	$5,380,359	5.05%	6.0

Our Share of Total Indebtedness(3)		$28,334,344	5.01%	5.9
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	91.1%	$20,918,336	5.36%	6.1
Variable	8.9%	2,035,649	1.40%	3.4

	100.0%	22,953,985	5.01%	5.9
Joint Venture
Fixed	90.0%	$4,839,979	5.27%	6.4
Variable	10.0%	540,380	2.57%	2.0

	100.0%	5,380,359	5.05%	6.0

Total Debt		28,334,344

Total Fixed Debt	90.9%	25,758,315	5.34%	6.2

Total Variable Debt	9.1%	2,576,029	1.59%	3.2

(1)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

(2)
See footnote 20 on the Summary of Indebtedness by Maturity.

(3)
By comparison, as of December 31, 2011, our share of total indebtedness was $24,676,591, the weighted average end of period interest rate was 5.24%, and the weighted average years to maturity was 5.5.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2012
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
CPG Partners, LP (Sr. Notes)	(23)	01/15/13		6.00%	Fixed	Unsecured	$69,334	$69,334
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured	122,288	122,288
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured	237,897	237,897
Stanford Shopping Center		07/01/13		2.36%	Variable	Secured	240,000	240,000
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured	200,000	200,000
Concord Mills Marketplace		02/01/14		5.76%	Fixed	Secured	12,492	12,492
Northfield Square		02/11/14		6.05%	Fixed	Secured	25,894	18,562
Puerto Rico Premium Outlets		05/01/14	(21)	3.75%	Variable	Secured	72,152	72,152
Simon Property Group, LP (Sr. Notes)		05/15/14		6.75%	Fixed	Unsecured	516,052	516,052
Plaza Carolina—Fixed		06/01/14		7.50%	Fixed	Secured	86,717	86,717
Plaza Carolina—Variable Swapped		06/01/14	(16)	7.63%	Fixed	Secured	93,554	93,554
Sawgrass Mills		07/01/14		5.82%	Fixed	Secured	820,000	820,000
West Ridge Mall		07/01/14		5.89%	Fixed	Secured	65,778	65,778
Chesapeake Square		08/01/14		5.84%	Fixed	Secured	66,502	49,876
Brunswick Square		08/11/14		5.65%	Fixed	Secured	78,189	78,189
Simon Property Group, LP (Sr. Notes)		08/15/14		5.63%	Fixed	Unsecured	218,430	218,430
Lake View Plaza		12/31/14		8.00%	Fixed	Secured	15,618	15,618
DeKalb Plaza		01/01/15		5.28%	Fixed	Secured	2,530	2,127
Simon Property Group, LP (Sr. Notes)		02/01/15		4.20%	Fixed	Unsecured	400,000	400,000
Southridge Mall		04/01/15		5.23%	Fixed	Secured	124,000	124,000
Simon Property Group, LP (Sr. Notes)		06/15/15		5.10%	Fixed	Unsecured	600,000	600,000
Great Mall	(2)	08/28/15		6.01%	Fixed	Secured	270,000	270,000
Bloomingdale Court		11/01/15		8.15%	Fixed	Secured	25,562	25,562
Simon Property Group, LP (Sr. Notes)		12/01/15		5.75%	Fixed	Unsecured	600,000	600,000
Ellenton Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	104,311	104,311
Florida Keys Outlet Center	(17)	01/11/16		5.51%	Fixed	Secured	10,645	10,645
Grove City Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	112,611	112,611
Gulfport Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	25,124	25,124
Huntley Outlet Center	(17)	01/11/16		5.51%	Fixed	Secured	29,776	29,776
Jersey Shore Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	69,882	69,882
Lebanon Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	15,447	15,447
Naples Outlet Center	(17)	01/11/16		5.51%	Fixed	Secured	16,005	16,005
Pleasant Prairie Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	60,018	60,018
San Marcos Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	142,834	142,834
Retail Property Trust (Sr. Notes)		03/15/16		7.88%	Fixed	Unsecured	250,000	250,000
Henderson Square		04/01/16		4.43%	Fixed	Secured	13,633	10,350
Penn Square Mall		04/01/16		7.75%	Fixed	Secured	96,422	91,115
Southdale Center		04/01/16		5.18%	Fixed	Secured	152,834	152,834
Birch Run Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	105,967	105,967
Hagerstown Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	89,037	89,037
Williamsburg Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	102,862	102,862
Simon Property Group, LP (Sr. Notes)		05/01/16		6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP		05/05/16		8.20%	Fixed	Secured	560	560
Empire Mall		06/01/16		5.79%	Fixed	Secured	176,300	176,300
Mesa Mall		06/01/16		5.79%	Fixed	Secured	87,250	87,250
Rushmore Mall		06/01/16		5.79%	Fixed	Secured	94,000	94,000
Southern Hills Mall		06/01/16		5.79%	Fixed	Secured	101,500	101,500

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2012
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Las Americas Premium Outlets		06/11/16	5.84%	Fixed	Secured	180,000	180,000
Shops at Riverside, The	(2)(24)	06/16/16	2.31%	Variable	Secured	130,000	130,000
Upper Valley Mall	(2)(4)	07/01/16	5.89%	Fixed	Secured	44,060	44,060
Washington Square	(2)(8)	07/01/16	5.94%	Fixed	Secured	25,749	25,749
Greenwood Park Mall	(22)	08/01/16	8.00%	Fixed	Secured	77,549	77,549
SouthPark	(22)	08/01/16	8.00%	Fixed	Secured	191,933	191,933
Walt Whitman Shops	(22)	08/01/16	8.00%	Fixed	Secured	118,261	118,261
Calhoun Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	20,368	20,368
Gaffney Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	36,964	36,964
Lee Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	50,844	50,844
Opry Mills	(2)	10/10/16	6.16%	Fixed	Secured	280,000	280,000
Opry Mills—2	(2)	10/10/16	5.00%	Fixed	Secured	103,925	103,925
Revolving Credit Facility—USD	(2)	10/30/16	1.21%	Variable	Unsecured	145,000	145,000
Revolving Credit Facility—Euro Currency	(2)	10/30/16	1.05%	Variable	Unsecured(7)	1,189,332	1,189,332
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	40,339
Pismo Beach Premium Outlets	(10)	11/06/16	5.84%	Fixed	Secured	33,850	33,850
Queenstown Premium Outlets	(10)	11/06/16	5.84%	Fixed	Secured	66,150	66,150
Pleasant Prairie Premium Outlets 2		12/01/16	6.01%	Fixed	Secured	36,346	36,346
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
King of Prussia—The Court & The Plaza-1		01/01/17	7.49%	Fixed	Secured	81,230	78,051
King of Prussia—The Court & The Plaza-2		01/01/17	8.53%	Fixed	Secured	5,792	5,565
King of Prussia—The Court & The Plaza-3		01/01/17	4.50%	Fixed	Secured	50,000	48,044
Simon Property Group, LP (Sr. Notes)		01/30/17	2.80%	Fixed	Unsecured	500,000	500,000
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured]	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Supplemental Credit Facility—Yen Currency	(2)	06/30/17	1.13%	Variable	Unsecured(13)	259,165	259,165
Gurnee Mills		07/01/17	5.77%	Fixed	Secured	321,000	321,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000
Potomac Mills		07/11/17	5.83%	Fixed	Secured	410,000	410,000
Simon Property Group, LP (Sr. Notes)		09/15/17	2.15%	Fixed	Unsecured	600,000	600,000
Bangor Mall		10/01/17	6.15%	Fixed	Secured	80,000	53,672
Simon Property Group, LP (Sr. Notes)		02/01/18	1.50%	Fixed	Unsecured	750,000	750,000
Simon Property Group, LP (Sr. Notes)		05/30/18	6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		04/01/19	10.35%	Fixed	Unsecured	650,000	650,000
Woodland Hills Mall		04/05/19	7.79%	Fixed	Secured	94,036	88,833
Forest Plaza	(15)	10/10/19	7.50%	Fixed	Secured	18,074	18,074
Lakeline Plaza	(15)	10/10/19	7.50%	Fixed	Secured	16,933	16,933
Muncie Towne Plaza	(15)	10/10/19	7.50%	Fixed	Secured	7,039	7,039
White Oaks Plaza	(15)	10/10/19	7.50%	Fixed	Secured	14,079	14,079
Simon Property Group, LP (Sr. Notes)		02/01/20	5.65%	Fixed	Unsecured	1,250,000	1,250,000
Port Charlotte Town Center		11/01/20	5.30%	Fixed	Secured	47,074	37,659
Oxford Valley Mall		12/07/20	4.77%	Fixed	Secured	68,870	44,728
Simon Property Group, LP (Sr. Notes)		03/01/21	4.38%	Fixed	Unsecured	900,000	900,000
Ingram Park Mall		06/01/21	5.38%	Fixed	Secured	142,009	142,009
Towne West Square		06/01/21	5.61%	Fixed	Secured	49,998	49,998

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2012
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Domain, The		08/01/21		5.44%	Fixed	Secured	204,405	204,405
Palms Crossing	(18)	08/01/21		5.49%	Fixed	Secured	37,747	37,747
Shops at Arbor Walk, The	(18)	08/01/21		5.49%	Fixed	Secured	42,662	42,662
Simon Property Group, LP (Sr. Notes)		12/01/21		4.13%	Fixed	Unsecured	700,000	700,000
Simon Property Group, LP (Sr. Notes)		03/15/22		3.38%	Fixed	Unsecured	600,000	600,000
Town Center at Cobb		05/01/22		4.76%	Fixed	Secured	200,000	200,000
Battlefield Mall		09/01/22		3.95%	Fixed	Secured	125,000	125,000
Midland Park Mall		09/06/22		4.35%	Fixed	Secured	84,664	84,664
Mall of Georgia Crossing		10/06/22		4.28%	Fixed	Secured	24,934	24,934
Anderson Mall		12/01/22		4.61%	Fixed	Secured	20,849	20,849
North Ridge Shopping Center		12/01/22		3.41%	Fixed	Secured	12,500	12,500
Carolina Premium Outlets		12/01/22		3.36%	Fixed	Secured	50,423	50,423
The Crossings Premium Outlets		12/01/22		3.41%	Fixed	Secured	115,000	115,000
Simon Property Group, LP (Sr. Notes)		02/01/23		2.75%	Fixed	Unsecured	500,000	500,000
Sunland Park Mall		01/01/26		8.63%	Fixed	Secured	29,626	29,626
Montgomery Mall		05/11/34		5.17%	Fixed	Secured	82,303	49,375
Simon Property Group, LP (Sr. Notes)		02/01/40		6.75%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		03/15/42		4.75%	Fixed	Unsecured	550,000	550,000

Total Consolidated Indebtedness at Face Value							$23,050,750	$22,892,376

Premium							105,776	105,128
Discount							(43,519)	(43,519)

Total Consolidated Indebtedness							$23,113,007	$22,953,985

Joint Venture Indebtedness:
Del Amo Fashion Center	(24)	01/23/13		1.71%	Variable	Secured	307,753	153,876
Avenues, The	(24)	04/01/13		5.29%	Fixed	Secured	66,244	9,937
Circle Centre	(24)	04/11/13		5.02%	Fixed	Secured	66,432	9,739
Tosu Premium Outlets—Fixed		08/24/13		1.54%	Fixed	Secured(12)	1,608	643
Miami International Mall		10/01/13		5.35%	Fixed	Secured	88,306	42,189
Liberty Tree Mall		10/11/13		5.22%	Fixed	Secured	35,000	17,198
Domain Westin		10/14/13		2.16%	Variable	Secured	39,701	19,851
Mall at Tuttle Crossing, The		11/05/13		5.05%	Fixed	Secured	108,420	54,210
Arundel Mills Marketplace		01/01/14		5.92%	Fixed	Secured	10,739	6,363
Kobe-Sanda Premium Outlets—Fixed		01/31/14		1.70%	Fixed	Secured(12)	2,328	931
Fashion Valley—2		05/01/14		6.00%	Fixed	Secured	5,790	2,895
Coddingtown Mall	(2)	07/01/14		3.11%	Variable	Secured	13,050	13,050
Arundel Mills		08/01/14		6.14%	Fixed	Secured	374,338	221,795
Grapevine Mills	(2)	09/22/14	(16)	5.90%	Fixed	Secured	270,000	160,002
Outlets at Orange, The		10/01/14		6.25%	Fixed	Secured	215,820	107,910
Gotemba Premium Outlets		10/25/14		1.59%	Fixed	Secured(12)	36,869	14,748
Indian River Commons		11/01/14		5.21%	Fixed	Secured	9,211	4,606
Indian River Mall		11/01/14		5.21%	Fixed	Secured	62,413	31,206
Rinku Premium Outlets—Fixed		11/25/14		1.86%	Fixed	Secured(12)	12,921	5,168

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2012
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
St. Johns Town Center		03/11/15		5.06%	Fixed	Secured	163,470	81,735
Toki Premium Outlets		04/30/15		1.08%	Variable	Secured(12)	11,770	4,708
St. John's Town Center Phase II	(2)	05/10/15	(16)	5.50%	Fixed	Secured	77,500	38,750
Colorado Mills		06/01/15		3.96%	Variable	Secured	130,954	49,108
Gaitway Plaza		07/01/15		4.60%	Fixed	Secured	13,900	0
Plaza at Buckland Hills, The		07/01/15		4.60%	Fixed	Secured	24,800	0
Ridgewood Court		07/01/15		4.60%	Fixed	Secured	14,650	733
Village Park Plaza		07/01/15		4.60%	Fixed	Secured	29,850	3,582
West Town Corners		07/01/15		4.60%	Fixed	Secured	18,800	0
Toronto Premium Outlets		07/09/15		2.38%	Variable	Secured(6)	31,699	15,849
Clay Terrace		10/01/15		5.08%	Fixed	Secured	115,000	57,500
Mall of New Hampshire, The		10/05/15		6.23%	Fixed	Secured	129,288	72,880
Springfield Mall		11/30/15	(16)	4.77%	Fixed	Secured	64,911	24,660
Houston Galleria—1		12/01/15		5.44%	Fixed	Secured	643,583	324,173
Houston Galleria—2		12/01/15		5.44%	Fixed	Secured	177,417	89,365
Tosu Premium Outlets—Variable		01/31/16		0.52%	Variable	Secured(12)	31,080	12,432
Smith Haven Mall		03/01/16		5.16%	Fixed	Secured	180,000	45,000
Paju Premium Outlets		03/16/16		6.01%	Variable	Secured(19)	74,636	37,318
Quaker Bridge Mall—1		04/01/16		7.03%	Fixed	Secured	15,146	7,573
Quaker Bridge Mall—2		04/01/16		2.95%	Fixed	Secured	62,000	31,000
Greendale Mall		10/01/16		6.00%	Fixed	Secured	45,000	25,367
Falls, The	(5)	11/30/16		7.50%	Fixed	Secured	110,348	55,174
Stoneridge Shopping Center	(5)	11/30/16		7.50%	Fixed	Secured	221,736	110,646
Briarwood Mall	(5)	11/30/16		7.50%	Fixed	Secured	114,153	57,077
Firewheel Residential	(2)	12/01/16		5.91%	Fixed	Secured	22,380	11,190
Coconut Point		12/10/16		5.83%	Fixed	Secured	230,000	115,000
Busan Premium Outlets		02/13/17		5.60%	Variable	Secured(19)	27,128	13,564
Mall at Rockingham Park, The		03/10/17		5.61%	Fixed	Secured	260,000	73,282
Rinku Premium Outlets—Variable		07/31/17		0.56%	Variable	Secured(12)	23,280	9,312
Firewheel Residential II	(2)	08/23/17		2.21%	Variable	Secured	103	51
California Department Stores		11/01/17		6.53%	Fixed	Secured	31,300	10,433
West Town Mall		12/01/17		6.34%	Fixed	Secured	210,000	105,000
Aventura Mall		12/11/17		5.91%	Fixed	Secured	430,000	143,333
Kobe-Sanda Premium Outlets—Variable		01/31/18		0.77%	Variable	Secured(12)	59,539	23,816
Sano Premium Outlets		05/31/18		0.53%	Variable	Secured(12)	21,756	8,702
Sendai-Izumi Premium Outlets		10/31/18		0.48%	Variable	Secured(12)	26,539	10,616
Whitehall Mall		11/01/18		7.00%	Fixed	Secured	11,008	4,179
Johor Premium Outlets		02/28/19		5.35%	Variable	Secured(3)	25,621	12,809
Westchester, The		05/05/20		6.00%	Fixed	Secured	362,516	145,006
Arizona Mills		07/01/20		5.76%	Fixed	Secured	169,574	84,787
Lehigh Valley Mall		07/05/20		5.88%	Fixed	Secured	135,568	51,462
Auburn Mall		09/01/20		6.02%	Fixed	Secured	40,886	23,048
Shops at Sunset Place, The		09/01/20		5.62%	Fixed	Secured	75,562	28,336
Florida Mall, The		09/05/20		5.25%	Fixed	Secured	362,701	181,350
Fashion Valley—1		01/04/21		4.30%	Fixed	Secured	475,000	237,500
Cape Cod Mall		03/06/21		5.75%	Fixed	Secured	97,882	55,177
SouthPark Residential		05/01/21		4.80%	Fixed	Secured	22,000	8,800
Seminole Towne Center		05/06/21		5.97%	Fixed	Secured	58,910	7,658
Denver West Village		07/01/21		5.04%	Fixed	Secured	28,000	10,500

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2012
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Fashion Centre Pentagon Office	07/01/21	5.11%	Fixed	Secured	40,000	17,000
Fashion Centre Pentagon Retail	07/01/21	4.87%	Fixed	Secured	410,000	174,250
Dover Mall	08/06/21	5.57%	Fixed	Secured	92,437	62,941
Meadowood Mall	11/06/21	5.82%	Fixed	Secured	123,399	61,700
Dadeland Mall	12/05/21	4.50%	Fixed	Secured	450,000	225,000
Square One Mall	01/06/22	5.47%	Fixed	Secured	98,839	55,716
Ontario Mills	03/05/22	4.25%	Fixed	Secured	345,598	172,799
Hamilton Town Center	04/01/22	4.81%	Fixed	Secured	84,000	42,000
Silver Sands Premium Outlets	06/01/22	3.93%	Fixed	Secured	100,000	50,000
Crystal Mall	06/06/22	4.46%	Fixed	Secured	95,000	74,276
Emerald Square Mall	08/11/22	4.71%	Fixed	Secured	114,444	64,512
Concord Mills	11/01/22	3.84%	Fixed	Secured	235,000	139,260
Solomon Pond Mall	11/01/22	4.01%	Fixed	Secured	109,842	61,918
Katy Mills	12/06/22	3.49%	Fixed	Secured	140,000	35,000
AMI Premium Outlets	09/25/23	1.84%	Fixed	Secured(12)	131,747	52,697
Woodfield Mall	03/05/24	4.50%	Fixed	Secured	425,000	212,500
Northshore Mall	03/11/34	5.03%	Fixed	Secured	191,001	107,667

Joint Venture Indebtedness at Face Value					10,622,194	5,005,094

The Mills Limited Partnership Indebtedness at Face Value					957,113	372,487	(20)

Total Joint Venture and The Mills Limited Partnership Indebtedness at Face Value					11,579,307	5,377,581	(9)

Premium					5,556	2,778

Total Joint Venture Indebtedness					$11,584,863	$5,380,359

Our Share of Total Indebtedness						$28,334,344

(Footnotes on following page)

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2012
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of December 31, 2012: 1M LIBOR at ..21%; 1M EUR LIBOR at .05%; 1M YEN LIBOR at .13%; 6M YEN LIBOR at .28%; 1M CDOR at 1.23%; KLIBOR at 3.10% and 91 Day Korean CD rate at 2.89%.

(2)
Includes applicable extensions available at our option.

(3)
Amounts shown in USD Equivalent. Ringgit equivalent is 79,724.0 million.

(4)
Comprised of a $27.0 million note at 5.89% and a $20.0 million note that is non-interest bearing.

(5)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
Amounts shown in USD Equivalent. CAD equivalent is 31,600 million.

(7)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 900.0 million.

(8)
Comprised of a $15.0 million note at 5.94% and a $12.8 million note that is non-interest bearing.

(9)
Our share of total indebtedness includes a pro rata share of the mortgage debt on joint venture properties, including The Mills Limited Partnership. To the extent total indebtedness is secured by a property, it is non-recourse to us, with the exception of approximately $84.9 million of payment guarantees provided by the Operating Partnership.

(10)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 30,879.2 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 22,265.0 million.

(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(15)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
These ten properties are secured by cross-collateralized and cross-defaulted mortgages.

(18)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(19)
Amounts shown in USD Equivalent. Won equivalent is 108,260.0 million.

(20)
Consists of 8 properties with interest rates ranging from 4.5% to 7.32% and maturities between 2013 and 2023.

(21)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.50%.

(22)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(23)
Unsecured notes refinanced at maturity.

(24)
Loan refinanced after 12/31/12.

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of December 31, 2012

Property Name	City	State
Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The(1)	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Coral Square	Coral Springs	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Mall of Georgia	Atlanta	GA
Northlake Mall	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Markland Mall	Kokomo	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
University Park Mall	Mishawaka	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of December 31, 2012

Property Name	City	State
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
Copley Place	Boston	MA
The Mall at Chestnut Hill	Chestnut Hill	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Pheasant Lane Mall(2)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Forum Shops at Caesars, The	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Richmond Towne Square	Richmond Heights	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Knoxville Center	Knoxville	TN
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
Longview Mall	Longview	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of December 31, 2012

Property Name	City	State
Apple Blossom Mall	Winchester	VA
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Tacoma Mall	Tacoma	WA
Bay Park Square	Green Bay	WI
Forest Mall	Fond du Lac	WI
Premium Outlets:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Livermore Premium Outlets	Livermore (San Francisco)	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets-International Drive	Orlando	FL
Orlando Premium Outlets-Vineland Avenue	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Lighthouse Place Premium Outlets	Michigan City	IN
Wrentham Village Premium Outlets	Wrentham	MA
Kittery Premium Outlets	Kittery	ME
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Merrimack Premium Outlets	Merrimack	NH
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Premium Outlets-North	Las Vegas	NV
Las Vegas Premium Outlets-South	Las Vegas	NV
Waterloo Premium Outlets	Waterloo	NY
Woodbury Common Premium Outlets	Central Valley	NY

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of December 31, 2012

Property Name	City	State
Aurora Farms Premium Outlets	Aurora	OH
Cincinnati Premium Outlets	Monroe	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Philadelphia Premium Outlets	Limerick	PA
Allen Premium Outlets	Allen	TX
Grand Prairie Premium Outlets	Grand Prairie (Dallas)	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Tanger Outlets—Galveston/Houston	Texas City	TX
Leesburg Corner Premium Outlets	Leesburg	VA
North Bend Premium Outlets	North Bend	WA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Highland Lakes Center	Orlando	FL
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
Lincoln Crossing	O'Fallon	IL
Matteson Plaza	Matteson	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
West Ridge Plaza	Topeka	KS
St. Charles Towne Plaza	Waldorf	MD
Regency Plaza	St. Charles	MO
Dare Centre	Kill Devil Hills	NC
MacGregor Village	Cary	NC

SIMON PROPERTY GROUP
U.S. Unencumbered Assets
As of December 31, 2012

Property Name	City	State
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Cobblestone Court	Victor	NY
ABQ Uptown	Albuquerque	NM
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Lincoln Plaza	King of Prussia	PA
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
Arboretum	Austin	TX
Gateway Centers	Austin	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Outlet Marketplace	Orlando	FL
Factory Stores of America-Lebanon	Lebanon	MO
The Shoppes at Branson Meadows	Branson	MO

(1)
In January of 2013, a mortgage was placed on this asset.

(2)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of December 31, 2012
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(1)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable(2)	255,373	$100	$25,537	N/A

(1)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on December 31, 2012 was $70.08 per share.

(2)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Changes in Company Common Share and Operating Partnership Unit Ownership For the Period from December 31, 2011 through December 31, 2012
SIMON PROPERTY GROUP Selected Financial and Equity Information Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial and Equity Information Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Pro-Rata Statement of Operations (Unaudited)
SIMON PROPERTY GROUP Pro-Rata Statement of Operations (Unaudited)
SIMON PROPERTY GROUP Pro-Rata Balance Sheet (Unaudited)
SIMON PROPERTY GROUP NOI Composition(1) For the Twelve Months Ended December 31, 2012
SIMON PROPERTY GROUP Analysis of Other Income, Other Expense and Capitalized Interest (In thousands)
SIMON PROPERTY GROUP Reconciliation of Non-GAAP Financial Measures As of December 31, 2012 (in thousands, except as noted)
SIMON PROPERTY GROUP Footnotes to Reconciliation of Non-GAAP Financial Measures
SIMON PROPERTY GROUP U.S. Portfolio Overview As of December 31, 2012
SIMON PROPERTY GROUP U.S. Mall and Premium Outlet Operational Information(1) For the Period Ended December 31, 2012
SIMON PROPERTY GROUP U.S. Lease Expirations(1)(2) As of December 31, 2012
SIMON PROPERTY GROUP U.S. Top Tenants As of December 31, 2012
SIMON PROPERTY GROUP U.S. The Mills and Community/Lifestyle Center Operational Information For the Period Ended December 31, 2012
SIMON PROPERTY GROUP International Operational Information(1)
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP U.S. Anchor/Big Box Openings
SIMON PROPERTY GROUP Capital Expenditures For the Twelve Months Ended December 31, 2012 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of December 31, 2012 (In thousands)
SIMON PROPERTY GROUP U.S. Unencumbered Assets As of December 31, 2012
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of December 31, 2012 ($ in 000's, except per share amounts)